U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2007

LEXINGTON RESOURCES, INC.
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA

(State or other Jurisdiction as Specified in Charter)

00-25455	88-0365453
(Commission file number)	(I.R.S. Employer Identification No.)

7473 West Lake Mead Road
Las Vegas, Nevada 89128

(Address of Principal Executive Offices)

702.382.5139

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Director

On May 2, 2007, the board of directors of Lexington Resources, Inc., a Nevada corporation (the “Company”), announced the acceptance of the resignation of Gino Cicci as a director of the Company effective May 2, 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(b) Exhibits

None

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Lexington Resources, Inc.

Date: May 7, 2007	By:	/s/ Grant Atkins
Grant Atkins
Title: President/Chief Executive Officer

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